SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"), successor by merger to Invesco Aim Advisors, Inc. Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Portfolio's Board of Trustee to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST
                                        on behalf of the Funds listed in the
                                        Exhibit to this Memorandum of Agreement


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        INVESCO ADVISERS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                          EXHIBIT A TO ADVISORY FEE MOA

AIM EQUITY FUNDS                             WAIVER DESCRIPTION                   EFFECTIVE DATE  EXPIRATION DATE
--------------------------  ----------------------------------------------------  --------------  ---------------
AIM Charter Fund            Invesco will waive advisory fees to the extent           1/1/2005        12/31/2012
                            necessary so that advisory fees Invesco receives do
                            not exceed the annualized rates listed below.
                            0.75% of the first $150M
                            0.615% of the next $4.85B
                            0.57% of the next $2.5B
                            0.545% of the next $2.5B
                            0.52% of the excess over $10B

AIM Constellation Fund      Invesco will waive advisory fees to the extent           3/27/2006       12/31/2012
                            necessary so that advisory fees Invesco receives do
                            not exceed the annualized rates listed below.
                            0.695% of the first $250M
                            0.615% of the next $4B
                            0.595% of the next $750M
                            0.57% of the next $2.5B
                            0.545% of the next $2.5B
                            0.52% of the excess over $10B

AIM FUNDS GROUP                              WAIVER DESCRIPTION                   EFFECTIVE DATE  EXPIRATION DATE
--------------------------  ----------------------------------------------------  --------------  ---------------
AIM Basic Balanced Fund     Invesco will waive advisory fees to the extent           1/1/2005        12/31/2012
                            necessary so that advisory fees Invesco receives do
                            not exceed the annualized rates listed below.
                            0.62% of the first $250M
                            0.605% of the next $250M
                            0.59% of the next $500M
                            0.575% of the next $1.5B
                            0.56% of the next $2.5B
                            0.545% of the next $2.5B
                            0.53% of the next $2.5B
                            0.515% of the excess over $10B

AIM SECTOR FUNDS                             WAIVER DESCRIPTION                   EFFECTIVE DATE  EXPIRATION DATE
--------------------------  ----------------------------------------------------  --------------  ---------------
AIM Gold & Precious Metals  Invesco will waive advisory fees to the extent           1/1/2005        6/30/2010
   Fund                     necessary so that advisory fees Invesco receives
                            do not exceed the annualized rates listed below.
                            0.75% of the first $250M
                            0.74% of the next $250M
                            0.73% of the next $500M
                            0.72% of the next $1.5B
                            0.71% of the next $2.5B
                            0.70% of the next $2.5B
                            0.69% of the next $2.5B
                            0.68% of the excess over $10B

AIM TAX-EXEMPT FUNDS                        WAIVER DESCRIPTION                    EFFECTIVE DATE  EXPIRATION DATE
--------------------------  ----------------------------------------------------  --------------  ---------------
Invesco Van Kampen          Invesco will waive advisory fees in the amount of        2/12/2010       6/30/2012
   Intermediate Term        0.10% of the Fund's average daily net assets
   Municipal Income Fund

Invesco Van Kampen New      Invesco will waive advisory fees in the amount of        2/12/2010       6/30/2012
   York Tax Free Income     0.25% of the Fund's average daily net assets
   Fund

AIM TREASURER'S SERIES
TRUST                                       WAIVER DESCRIPTION                    EFFECTIVE DATE  EXPIRATION DATE
--------------------------  ----------------------------------------------------  --------------  ---------------
Premier Portfolio           Invesco will waive advisory fees in the amount of        2/25/2005       6/30/2010
                            0.03% of the Fund's average daily net assets

Premier U.S. Government     Invesco will waive advisory fees in the amount of        2/25/2005       6/30/2010
   Money Portfolio          0.03% of the Fund's average daily net assets

AIM VARIABLE INSURANCE
FUNDS                                       WAIVER DESCRIPTION                    EFFECTIVE DATE  EXPIRATION DATE
--------------------------  ----------------------------------------------------  --------------  ---------------
AIM V. I. Basic Balanced    Invesco will waive advisory fees to the extent           1/1/2010        04/30/2011
   Fund                     necessary so that advisory fees Invesco receives
                            do not exceed the annualized rates listed below.
                            0.62% of the first $250M
                            0.605% of the next $250M
                            0.59% of the next $500M
                            0.575% of the next $1.5B
                            0.56% of the next $2.5B
                            0.545% of the next $2.5B
                            0.53% of the next $2.5B
                            0.515% of the excess over $10B

AIM V. I. Capital           Invesco will waive advisory fees to the extent           1/1/2005        4/30/2011
   Development Fund         necessary so that advisory fees Invesco receives
                            do not exceed the annualized rates listed below.
                            0.745% of the first $250M
                            0.73% of the next $250M
                            0.715% of the next $500M
                            0.70% of the next $1.5B
                            0.685% of the next $2.5B
                            0.67% of the next $2.5B
                            0.655% of the next $2.5B
                            0.64% of the excess over $10B

                                   EXHIBIT "B"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                                         EFFECTIVE DATE     COMMITTED UNTIL
---------                                                       ------------------   ---------------
AIM Core Plus Bond Fund                                            June 2, 2009       June 30, 2010
AIM Floating Rate Fund                                             July 1, 2007       June 30, 2010
AIM Multi-Sector Fund                                              July 1, 2007       June 30, 2010
AIM Select Real Estate Income Fund                                 July 1, 2007       June 30, 2010
AIM Structured Core Fund                                           July 1, 2007       June 30, 2010
AIM Structured Growth Fund                                         July 1, 2007       June 30, 2010
AIM Structured Value Fund                                          July 1, 2007       June 30, 2010
Invesco Balanced Fund                                            February 12, 2010    June 30, 2012
Invesco California Tax-Free Income Fund                          February 12, 2010    June 30, 2012
Invesco Dividend Growth Securities Fund                          February 12, 2010    June 30, 2012
Invesco Equally-Weighted S&P 500 Fund                            February 12, 2010    June 30, 2012
Invesco Fundamental Value Fund                                   February 12, 2010    June 30, 2012
Invesco Large Cap Relative Value Fund                            February 12, 2010    June 30, 2012
Invesco New York Tax-Free Income Fund                            February 12, 2010    June 30, 2012
Invesco S&P 500 Index Fund                                       February 12, 2010    June 30, 2012
Invesco Van Kampen American Franchise Fund                       February 12, 2010    June 30, 2012
Invesco Van Kampen Core Equity Fund                              February 12, 2010    June 30, 2012
Invesco Van Kampen Equity and Income Fund                        February 12, 2010    June 30, 2012
Invesco Van Kampen Equity Premium Income Fund                    February 12, 2010    June 30, 2012
Invesco Van Kampen Growth and Income Fund                        February 12, 2010    June 30, 2012
Invesco Van Kampen Money Market Fund                             February 12, 2010    June 30, 2012
Invesco Van Kampen Pennsylvania Tax Free Income Fund             February 12, 2010    June 30, 2012
Invesco Van Kampen Small Cap Growth Fund                         February 12, 2010    June 30, 2012
Invesco Van Kampen Tax-Free Money Fund                           February 12, 2010    June 30, 2012

                                AIM EQUITY FUNDS

PORTFOLIO                                                         EFFECTIVE DATE     COMMITTED UNTIL
---------                                                       ------------------   ---------------
AIM Capital Development Fund                                       July 1, 2007       June 30, 2010
AIM Charter Fund                                                   July 1, 2007       June 30, 2010
AIM Constellation Fund                                             July 1, 2007       June 30, 2010
AIM Disciplined Equity Fund                                        July 14, 2009      June 30, 2010
AIM Diversified Dividend Fund                                      July 1, 2007       June 30, 2010
AIM Large Cap Basic Value Fund                                     July 1, 2007       June 30, 2010
AIM Large Cap Growth Fund                                          July 1, 2007       June 30, 2010
AIM Summit Fund                                                    July 1, 2007       June 30, 2010

                                 AIM FUNDS GROUP

FUND                                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                                            ------------------   ---------------
AIM Basic Balanced Fund                                            July 1, 2007       June 30, 2010
AIM European Small Company Fund                                    July 1, 2007       June 30, 2010
AIM Global Core Equity Fund                                        July 1, 2007       June 30, 2010
AIM International Small Company Fund                               July 1, 2007       June 30, 2010
AIM Mid Cap Basic Value Fund                                       July 1, 2007       June 30, 2010
AIM Select Equity Fund                                             July 1, 2007       June 30, 2010
AIM Small Cap Equity Fund                                          July 1, 2007       June 30, 2010

                                AIM GROWTH SERIES

FUND                                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                                            -----------------    ---------------
AIM Basic Value Fund                                               July 1, 2007       June 30, 2010
AIM Global Equity Fund                                             July 1, 2007       June 30, 2010
AIM Mid Cap Core Equity Fund                                       July 1, 2007       June 30, 2010
AIM Small Cap Growth Fund                                          July 1, 2007       June 30, 2010
Invesco Convertible Securities Fund                              February 12, 2010    June 30, 2012
Invesco Van Kampen Asset Allocation Conservative Fund            February 12, 2010    June 30, 2012
Invesco Van Kampen Asset Allocation Growth Fund                  February 12, 2010    June 30, 2012
Invesco Van Kampen Asset Allocation Moderate Fund                February 12, 2010    June 30, 2012
Invesco Van Kampen Harbor Fund                                   February 12, 2010    June 30, 2012
Invesco Van Kampen Leaders Fund                                  February 12, 2010    June 30, 2012
Invesco Van Kampen Real Estate Securities Fund                   February 12, 2010    June 30, 2012
Invesco Van Kampen U.S. Mortgage Fund                            February 12, 2010    June 30, 2012

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                                            ------------------   ---------------
AIM Asia Pacific Growth Fund                                       July 1, 2007       June 30, 2010
AIM European Growth Fund                                           July 1, 2007       June 30, 2010
AIM Global Growth Fund                                             July 1, 2007       June 30, 2010
AIM Global Small & Mid Cap Growth Fund                             July 1, 2007       June 30, 2010
AIM International Growth Fund                                      July 1, 2007       June 30, 2010
AIM International Core Equity Fund                                 July 1, 2007       June 30, 2010

                              AIM INVESTMENT FUNDS

FUND                                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                                            ------------------   ---------------
AIM Balanced-Risk Allocation Fund(1)                               May 29, 2009       June 30, 2010
AIM China Fund                                                     July 1, 2007       June 30, 2010
AIM Developing Markets Fund                                        July 1, 2007       June 30, 2010
AIM Global Health Care Fund                                        July 1, 2007       June 30, 2010
AIM International Total Return Fund                                July 1, 2007       June 30, 2010
AIM Japan Fund                                                     July 1, 2007       June 30, 2010
AIM LIBOR Alpha Fund                                               July 1, 2007       June 30, 2010
AIM Trimark Endeavor Fund                                          July 1, 2007       June 30, 2010
AIM Trimark Fund                                                   July 1, 2007       June 30, 2010
AIM Trimark Small Companies Fund                                   July 1, 2007       June 30, 2010
Invesco Alternative Opportunities Fund                           February 12, 2010    June 30, 2012
Invesco Commodities Strategy Fund                                February 12, 2010    June 30, 2012
Invesco FX Alpha Plus Strategy Fund                              February 12, 2010    June 30, 2012
Invesco FX Alpha Strategy Fund                                   February 12, 2010    June 30, 2012
Invesco Global Advantage Fund                                    February 12, 2010    June 30, 2012
Invesco Global Dividend Growth Securities Fund                   February 12, 2010    June 30, 2012
Invesco Health Sciences Fund                                     February 12, 2010    June 30, 2012
Invesco International Growth Equity Fund                         February 12, 2010    June 30, 2012
Invesco Pacific Growth Fund                                      February 12, 2010    June 30, 2012
Invesco Van Kampen Emerging Markets Fund                         February 12, 2010    June 30, 2012
Invesco Van Kampen Global Bond Fund                              February 12, 2010    June 30, 2012
Invesco Van Kampen Global Equity Allocation Fund                 February 12, 2010    June 30, 2012
Invesco Van Kampen Global Franchise Fund                         February 12, 2010    June 30, 2012
Invesco Van Kampen Global Tactical Asset Allocation Fund         February 12, 2010    June 30, 2012
Invesco Van Kampen International Advantage Fund                  February 12, 2010    June 30, 2012
Invesco Van Kampen International Growth Fund                     February 12, 2010    June 30, 2012

----------
(1) Advisory fees to be waived by Invesco for AIM Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Aim Cayman Commodity Fund I, Ltd. invests.

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                                            ------------------   ---------------
AIM Core Bond Fund                                                 July 1, 2007       June 30, 2010
AIM Dynamics Fund                                                  July 1, 2007       June 30, 2010
AIM Global Real Estate Fund                                        July 1, 2007       June 30, 2010
AIM High Yield Fund                                                July 1, 2007       June 30, 2010
AIM Income Fund                                                    July 1, 2007       June 30, 2010
AIM Limited Maturity Treasury Fund                                 July 1, 2007       June 30, 2010
AIM Money Market Fund                                              July 1, 2007       June 30, 2010
AIM Municipal Bond Fund                                            July 1, 2007       June 30, 2010
AIM Real Estate Fund                                               July 1, 2007       June 30, 2010
AIM Short Term Bond Fund                                           July 1, 2007       June 30, 2010
AIM U.S. Government Fund                                           July 1, 2007       June 30, 2010
Invesco High Yield Securities Fund                               February 12, 2010    June 30, 2012
Invesco Van Kampen Core Plus Fixed Income Fund                   February 12, 2010    June 30, 2012
Invesco Van Kampen Corporate Bond Fund                           February 12, 2010    June 30, 2012
Invesco Van Kampen Government Securities Fund                    February 12, 2010    June 30, 2012
Invesco Van Kampen High Yield Fund                               February 12, 2010    June 30, 2012
Invesco Van Kampen Limited Duration Fund                         February 12, 2010    June 30, 2012

                                AIM SECTOR FUNDS

FUND                                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                                            ------------------   ---------------
AIM Energy Fund                                                    July 1, 2007       June 30, 2010
AIM Financial Services Fund                                        July 1, 2007       June 30, 2010
AIM Gold & Precious Metals Fund                                    July 1, 2007       June 30, 2010
AIM Leisure Fund                                                   July 1, 2007       June 30, 2010
AIM Technology Fund                                                July 1, 2007       June 30, 2010
AIM Utilities Fund                                                 July 1, 2007       June 30, 2010
Invesco Mid-Cap Value Fund                                       February 12, 2010    June 30, 2012
Invesco Small-Mid Special Value Fund                             February 12, 2010    June 30, 2012
Invesco Special Value Fund                                       February 12, 2010    June 30, 2012
Invesco Technology Sector Fund                                   February 12, 2010    June 30, 2012
Invesco U.S. Mid Cap Value Fund                                  February 12, 2010    June 30, 2012
Invesco U.S. Small Cap Value Fund                                February 12, 2010    June 30, 2012
Invesco U.S. Small/Mid Cap Value Fund                            February 12, 2010    June 30, 2012
Invesco Value Fund                                               February 12, 2010    June 30, 2012
Invesco Value II Fund                                            February 12, 2010    June 30, 2012
Invesco Van Kampen American Value Fund                           February 12, 2010    June 30, 2012
Invesco Van Kampen Capital Growth Fund                           February 12, 2010    June 30, 2012
Invesco Van Kampen Comstock Fund                                 February 12, 2010    June 30, 2012
Invesco Van Kampen Enterprise Fund                               February 12, 2010    June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund                           February 12, 2010    June 30, 2012
Invesco Van Kampen Small Cap Value Fund                          February 12, 2010    June 30, 2012
Invesco Van Kampen Technology Sector Fund                        February 12, 2010    June 30, 2012
Invesco Van Kampen Utility Fund                                  February 12, 2010    June 30, 2012
Invesco Van Kampen Value Opportunities Fund                      February 12, 2010    June 30, 2012

                              AIM TAX-EXEMPT FUNDS

FUND                                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                                            ------------------   ---------------
AIM High Income Municipal Fund                                     July 1, 2007       June 30, 2010
AIM Tax-Exempt Cash Fund                                           July 1, 2007       June 30, 2010
AIM Tax-Free Intermediate Fund                                     July 1, 2007       June 30, 2010
Invesco Municipal Fund                                           February 12, 2010    June 30, 2012
Invesco Tax-Exempt Securities Fund                               February 12, 2010    June 30, 2012
Invesco Van Kampen California Insured Tax Free Fund              February 12, 2010    June 30, 2012
Invesco Van Kampen High Yield Municipal Fund                     February 12, 2010    June 30, 2012
Invesco Van Kampen Insured Tax Free Income Fund                  February 12, 2010    June 30, 2012
Invesco Van Kampen Intermediate Term Municipal Income Fund       February 12, 2010    June 30, 2012
Invesco Van Kampen Municipal Income Fund                         February 12, 2010    June 30, 2012
Invesco Van Kampen New York Tax Free Income Fund                 February 12, 2010    June 30, 2012

                          AIM VARIABLE INSURANCE FUNDS

FUND                                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                                            ------------------   ---------------
AIM V.I. Basic Balanced Fund                                       July 1, 2007       June 30, 2010
AIM V.I. Basic Value Fund                                          July 1, 2007       June 30, 2010
AIM V.I. Capital Appreciation Fund                                 July 1, 2007       June 30, 2010
AIM V.I. Capital Development Fund                                  July 1, 2007       June 30, 2010
AIM V.I. Core Equity Fund                                          July 1, 2007       June 30, 2010
AIM V.I. Diversified Income Fund                                   July 1, 2007       June 30, 2010
AIM V.I. Dynamics Fund                                             July 1, 2007       June 30, 2010
AIM V.I. Financial Services Fund                                   July 1, 2007       June 30, 2010
AIM V.I. Global Health Care Fund                                   July 1, 2007       June 30, 2010
AIM V.I. Global Real Estate Fund                                   July 1, 2007       June 30, 2010
AIM V.I. Government Securities Fund                                July 1, 2007       June 30, 2010
AIM V.I. High Yield Fund                                           July 1, 2007       June 30, 2010
AIM V.I. International Growth Fund                                 July 1, 2007       June 30, 2010
AIM V.I. Large Cap Growth Fund                                     July 1, 2007       June 30, 2010
AIM V.I. Leisure Fund                                              July 1, 2007       June 30, 2010
AIM V.I. Mid Cap Core Equity Fund                                  July 1, 2007       June 30, 2010
AIM V.I. Money Market Fund                                         July 1, 2007       June 30, 2010
AIM V.I. PowerShares ETF Allocation Fund                         October 22, 2008     June 30, 2010
AIM V.I. Small Cap Equity Fund                                     July 1, 2007       June 30, 2010
AIM V.I. Technology Fund                                           July 1, 2007       June 30, 2010
AIM V.I. Utilities Fund                                            July 1, 2007       June 30, 2010
Invesco V.I. Dividend Growth Fund                                February 12, 2010    June 30, 2012
Invesco V.I. Global Dividend Growth Fund                         February 12, 2010    June 30, 2012
Invesco V.I. High Yield Fund                                     February 12, 2010    June 30, 2012
Invesco V.I. Income Builder Fund                                 February 12, 2010    June 30, 2012
Invesco V.I. S&P 500 Index Fund                                  February 12, 2010    June 30, 2012
Invesco V.I. Select Dimensions Balanced Fund                     February 12, 2010    June 30, 2012
Invesco V.I. Select Dimensions Dividend Growth Fund              February 12, 2010    June 30, 2012
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund     February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Capital Growth Fund                      February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Comstock Fund                            February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Equity and Income Fund                   February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund    February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Global Value Equity Fund                 February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Government Fund                          February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Growth and Income Fund                   February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. High Yield Fund                          February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. International Growth Equity Fund         February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Mid Cap Growth Fund                      February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Mid Cap Value Fund                       February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Value Fund                               February 12, 2010    June 30, 2012

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                              EFFECTIVE DATE     COMMITTED UNTIL
----                                                            ------------------   ---------------
Government TaxAdvantage Portfolio                                  July 1, 2007       June 30, 2010
STIC Prime Portfolio                                               July 1, 2007       June 30, 2010
Treasury Portfolio                                                 July 1, 2007       June 30, 2010